SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                 DATE OF EARLIEST REPORTED EVENT - MARCH 4, 2004


                           THE ENCHANTED VILLAGE, INC.
             (Exact name of Registrant as specified in its charter)


           DELAWARE                   000-11991               30-0091294
(State or other jurisdiction of      (Commission            (IRS Employer
        incorporation)               File Number)        Identification Number)


                       936A BEACHLAND BOULEVARD, SUITE 13
                            VERO BEACH, FLORIDA 32963
                    (Address of principal executive offices)


                                 (772) 231-7544
              (Registrant's telephone number, including area code)


                                 (772) 231-5947
                (Issuer's facsimile number, including area code)


                             645 BEACHLAND BOULEVARD
                            VERO BEACH, FLORIDA 32963
          (Former name or former address, if changed since last report)

ITEM 4.

CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

In January 2004 Want & Ender CPA, PC, our certifying accountant, advised us that they had not registered with the Public Company Accounting Oversight Board (PCAOB) and did not intend to do so. While Want & Ender did not formally resign or decline to stand for re-election as our certifying accountant, it advised management that our company should retain a PCAOB registered firm to audit its financial statements for the year ended January 31, 2004. On March 4, 2004, our board of directors voted to dismiss the firm of Want & Ender as our company's certifying accountant and retain a successor auditor.

The report of Want & Ender on our financial statements for the years ended January 31, 2002 and 2003 did not contain an adverse opinion or disclaimer of opinion. However, the report contained a fourth explanatory paragraph to reflect the going concern issues occasioned by our history of operating losses and our negative cash flow from operations.

During the years ended January 31, 2002 and 2003 and the subsequent interim periods, there were no disagreements between our company and Want & Ender on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Want & Ender's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report. During the years ended January 31, 2002 and 2003 and the subsequent interim periods, Want & Ender did not advise our company with respect to any of the matters specified in sub-paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

We have provided a copy of this Current Report on Form 8-K to Want & Ender and asked them to furnish a letter addressed to the Commission stating whether or not they agree with the foregoing statements, and if not, the respects in which they disagree. A copy of the letter provided by Want & Ender is attached as an exhibit to this report.

On March 4, 2004, Hein & Associates LLP, was elected to succeed Want & Ender as our certifying accountant and retained to audit our financial statements for the year ended January 31, 2004. During the two most recent fiscal years, our company has not consulted Hein & Associates LLP with respect to either (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (b) any matter that was either subject of a disagreement or a reportable event specified in sub-paragraphs (a)(1)(iv) or
(a)(1(v) of Item 304 of Regulation S-K).

 (C)    EXHIBITS.

16.1    Letter from Want & Ender CPA, PC
        Re: Change in Certifying Accountant


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, The Enchanted Village, Inc. has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ENCHANTED VILLAGE, INC.
April 1, 2004

By: /s/ KEVIN R. KEATING
    --------------------------------------------
    Kevin R. Keating, President and sole Director